Commitments	12 Months Ended
Aug. 29, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]
Commitments

As of August 29, 2013, we had commitments of approximately $775 million for the acquisition of property, plant and equipment.  We lease certain facilities and equipment under operating leases.  Total rental expense was $41 million, $48 million and $69 million for 2013, 2012 and 2011, respectively.  As of August 29, 2013, minimum future rental commitments are as follows:

As of August 29, 2013	Operating Lease Commitments
2014	$22
2015	14
2016	12
2017	11
2018	10
2019 and thereafter	37
$106